Exhibit 99.01

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   April, 2000
           Series 2000-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                 $     277,416.00
                                                                   -------------
               (b)   Interest                                  $   2,554,825.25
                                                                   -------------
               (c)   Total                                     $   2,832,241.25
                                                                   -------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                 $     166,390.36
                                                                   -------------
               (b)   Interest                                  $   1,522,403.62
                                                                   -------------
               (c)   Total                                     $   1,688,793.98
                                                                   -------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                 $     111,025.64
                                                                   -------------
               (b)   Interest                                  $   1,032,421.63
                                                                   -------------
               (c)   Total                                     $   1,143,447.27
                                                                   -------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                 $     133,066.15
                                                                   -------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                 $   2,807,375.69
                                                                   -------------
               (b)   Interest                                  $      19,873.06
                                                                   -------------
               (c)   Total                                     $   2,827,248.75
                                                                   -------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                 $           0.00
                                                                   -------------
               (b)   Interest                                  $           0.00
                                                                   -------------
               (c)   Total                                     $           0.00
                                                                   -------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                 $           0.00
                                                                   -------------
               (b)   Interest                                  $           0.00
                                                                   -------------
               (c)   Total                                     $           0.00
                                                                   -------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                   $           0.00
                                                                   -------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                   $            0.00
                                                                  --------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                 $           0.00
                                                                  --------------
               (b)   Interest                                  $           0.00
                                                                  --------------
               (c)   Total                                     $           0.00
                                                                  --------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                 $           0.00
                                                                  --------------
               (b)   Interest                                  $           0.00
                                                                  --------------
               (c)   Total                                     $           0.00
                                                                  --------------

12.      Pool Scheduled Principal Balance:                     $ 383,156,070.12
                                                                 ---------------

13.      Available Funds:                                      $   5,711,712.24
                                                                 ---------------

14.      Realized Losses for prior month:                      $           0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                   $           0.00
                                                                   -------------

17.       Compensating Interest Payment:                       $       1,230.52
                                                                   -------------

18.       Total interest payments:                             $   2,493,854.41
                                                                   -------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls      Interest
Class       Interest                                  Payable      Pay-out Rate
-----       --------        -------------------       -------      ------------
R     $              0.00   $              0.00    $         0.00  %0.000000000
PO    $              0.00   $              0.00    $         0.00  %0.000000000
A1    $      1,369,815.73   $              0.00    $ 1,369,815.73  %7.499999985
A2    $        250,000.00   $              0.00    $   250,000.00  %7.500000000
A3    $        142,667.87   $              0.00    $   142,667.87  %7.500000200
A4    $         42,112.50   $              0.00    $    42,112.50  %7.500000000
A5    $         31,593.75   $              0.00    $    31,593.75  %7.500000000
A6    $        131,925.54   $              0.00    $   131,925.54  %7.499999975
A7    $         90,237.50   $              0.00    $    90,237.50  %7.500000000
A8    $        183,965.23   $              0.00    $   183,965.23  %7.500000041
A9    $         46,716.02   $              0.00    $         0.00  %7.499999839
S     $        101,066.95   $              0.00    $   101,066.95  %0.418016478
M     $         50,047.94   $              0.00    $    50,047.94  %7.499999513
B1    $         20,745.65   $              0.00    $    20,745.65  %7.500000181
B2    $         12,207.73   $              0.00    $    12,207.73  %7.500000768
B3    $          8,544.16   $              0.00    $     8,544.16  %7.499998354
B4    $          6,103.86   $              0.00    $     6,103.86  %7.499994624
B5    $          6,103.98   $              0.00    $     6,103.98  %7.499996084

20.       Principal Distribution Amount:                       $   3,217,857.83
                                                                   -------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class R                  $                 0.00       $      0.00
         Class PO                 $             4,024.02       $      0.00
         Class A1                 $         2,425,451.37       $      0.00
         Class A2                 $                 0.00       $      0.00
         Class A3                 $           383,120.80       $      0.00
         Class A4                 $                 0.00       $      0.00
         Class A5                 $                 0.00       $      0.00
         Class A6                 $           393,370.90       $      0.00
         Class A7                 $                 0.00       $      0.00
         Class A8                 $            46,716.02       $      0.00
         Class A9                 $                 0.00       $ 46,716.02
         Class S                  $                 0.00       $      0.00
         Class M                  $             5,735.79       $      0.00
         Class B1                 $             2,377.57       $      0.00
         Class B2                 $             1,399.08       $      0.00
         Class B3                 $               979.21       $      0.00
         Class B4                 $               699.54       $      0.00
         Class B5                 $               699.55       $      0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

24.      Subordinate Certificate Writedown Amount:             $           0.00
                                                                  --------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                             $           0.00
                                                                  --------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                      $      87,027.87
                                                                      ----------

        3.     Supplemental Servicing Fee amount:              $            N/A
                                                                      ----------

        4.     Credit Losses for prior month:                  $           0.00
                                                                      ----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.663914  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.336086
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ David Hensley
                                            ----------------------------------
                                                     David Hensley
                                                     Vice President
                                             Investor and Operations Compliance